UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 17, 2018

NorthStar/RXR New York Metro Real Estate, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55929 (Commission File Number)	46-5183321 (I.R.S. Employer Identification No.)

590 Madison Avenue, 34th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company      ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☒

Item 5.07.  Submission of Matters to a Vote of Security Holders.
On October 17, 2018, NorthStar/RXR New York Metro Real Estate, Inc. (the “Company”) held its annual meeting of stockholders (the “Annual Meeting”) to vote on the proposals identified in the definitive proxy statement that was filed with the U.S. Securities and Exchange Commission on September 11, 2018.
As of the close of business on September 11, 2018, the record date for the Annual Meeting, 4,532,841 shares of the Company’s common stock, $0.01 par value per share, were issued and outstanding and entitled to vote on at least one proposal at the Annual Meeting. Holders of 2,712,938 shares of common stock, representing a like number of votes, were present at the Annual Meeting, either in person or by proxy. The number of votes cast for or against, as well as abstentions and broker non-votes, if applicable, with respect to each proposal is set out below.
1.    The Asset Monetization Proposal:  Proposal to sell all of the assets of the Company in one or more transactions (the “Asset Monetization”). The Asset Monetization proposal was approved by the following vote:

SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON‑VOTES
2,325,811	61,824	42,450	—

Shares of common stock of the Company held indirectly by either Colony Capital, Inc. or RXR Realty LLC (collectively, the “Co-Sponsors”) or their affiliates (including any of the Company’s directors affiliated with one of the Co-Sponsors), which included 282,852 shares, were not entitled to vote on the Asset Monetization proposal.
2.    The Merger Proposal:  Proposal to approve the merger of the Company with and into a wholly owned subsidiary of the Company’s advisor, CNI NS/RXR Advisors, LLC, with the subsidiary of the advisor surviving (the “Merger”). The Merger proposal was approved by the following vote:

SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON‑VOTES
2,224,450	144,657	60,978	—

Shares of common stock of the Company held indirectly by either of the Co-Sponsors or their affiliates (including any of the Company’s directors affiliated with one of the Co-Sponsors), which included 282,852 shares, were not entitled to vote on the Merger proposal.
3.    The Adjournment Proposal:  Proposal to approve any adjournment of the Annual Meeting for the purpose of soliciting additional proxies if there are not sufficient votes at the Annual Meeting to approve the Asset Monetization or the Merger. The adjournment proposal was approved by the following vote:

SHARES FOR	SHARES AGAINST	SHARES ABSTAINING	BROKER NON‑VOTES
2,521,455	104,992	86,491	—
4.    The Election of Directors:  At the Annual Meeting, the following individuals were elected to the board of directors of the Company to serve until the 2019 annual meeting of stockholders and until his or her successor is duly elected and qualified, by the following vote:

DIRECTOR NOMINEES	VOTES FOR	VOTES WITHELD	BROKER NON-VOTES
Scott H. Rechler	2,624,464	88,474	—
David S. Schwarz	2,613,590	99,348	—
Dianne Hurley	2,613,590	99,348	—
Lawrence J. Waldman	2,613,590	99,348	—
Winston W. Wilson	2,613,590	99,348	—

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar/RXR New York Metro Real Estate, Inc.

Date: October 17, 2018	By:	/s/ Ann B. Harrington
Ann B. Harrington
General Counsel and Secretary

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